Exhibit 99.1

Banc of California Announces Completion of Transformational Merger with PacWest Bancorp and $400 Million Equity Raise

Combined bank emerges as the third-largest bank headquartered in California and one of the nation’s premier relationship-focused business banks

LOS ANGELES, November 30, 2023--Banc of California, Inc. (“Banc of California”) (NYSE: BANC) today announced the completion of its transformational merger with PacWest Bancorp (“PacWest”) (Nasdaq: PACW), pursuant to which PacWest has merged into Banc of California, and as of December 1, 2023, Banc of California, N.A. will have merged into Pacific Western Bank (the “combined bank”). The combined bank will operate under the Banc of California name and brand. Concurrent with the completion of the merger, Banc of California also completed its $400 million equity raise from affiliates of funds managed by Warburg Pincus LLC and certain investment vehicles sponsored, managed or advised by Centerbridge Partners, L.P. and its affiliates.

“Today begins a new chapter for Banc of California,” said Jared Wolff, CEO and President of Banc of California. “By combining the best of two well-respected banks, we have created one of the nation’s premier, relationship-focused business banks. We look forward to sharing our expanded capabilities with clients and all the communities we serve. California has experienced a void of business banks that we intend to fill, and we look forward to helping our clients grow and delivering for our clients, communities and shareholders.”

In connection with the merger, Banc of California, N.A. and Pacific Western Bank have sold approximately $1.9 billion in assets as part of the previously disclosed balance sheet repositioning strategy, which strategy includes additional asset sales expected to be completed through the end of the first quarter of 2024. As of the merger closing date, Pacific Western Bank has sold approximately $1.5 billion of its securities portfolio, which included agency commercial mortgage-backed securities, agency collateralized mortgage obligations (“CMO”), treasury bonds, municipal bonds and corporate bonds. As of the merger closing date, Banc of California, N.A. has sold approximately $447.4 million of its securities portfolio, which included agency mortgage-backed securities, CMOs and municipal bonds. In addition, the previously announced forward sale of Banc of California’s $1.8 billion single-family residential mortgage portfolio (“SFR Portfolio”) is expected to close on or about December 1, 2023. The proceeds from the securities sales and the SFR Portfolio sale, as well as proceeds from additional balance sheet repositioning sales to come, are expected to be utilized primarily for the repayment of the combined bank’s wholesale borrowings and higher cost funding.

The combined bank is headquartered in Los Angeles and operates more than 70 branches in California, as well as branches in North Carolina and Colorado. The combined bank has more than 2,200 team members focused on serving small- to medium-sized businesses through tailored solutions and industry-leading treasury management services. The full-service business bank offers solutions in all areas of commercial and real estate lending, including banking services for healthcare and education. The combined bank provides additional expertise in specialty national business lines, including venture banking, HOA services, small business lending, warehouse lending, and entertainment and media, along with payment processing solutions through its subsidiary, Deepstack Technologies.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) is a bank holding company headquartered in Los Angeles with one wholly-owned banking subsidiary, Banc of California (the “bank”). Banc of California is one of the nation’s premier relationship-based business banks focused on providing banking and treasury management services to small-, middle-market, and venture-backed businesses. Banc of California offers a broad range of loan and deposit products and services through more than 70 full-service branches throughout California and in Denver, Colorado, and Durham, North Carolina, as well as full-stack payment processing solutions through its subsidiary, Deepstack Technologies. The bank is committed to its local communities by supporting organizations that provide financial literacy and job training, small business support, affordable housing, and more. For more information, please visit us at www.bancofcal.com.

Cautionary Statements Regarding Forward-Looking Information

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the transaction between Banc of California and PacWest and the investment by affiliates of funds managed by Warburg Pincus LLC and certain investment vehicles sponsored, managed or advised by Centerbridge Partners, L.P. and its affiliates, including statements as to the expected effects of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Banc of California’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of Banc of California. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the effect of the transaction on Banc of California’s business relationships, operating results and business generally; (ii) potential difficulties in retaining Banc of California customers and employees as a result of the transaction; (iii) Banc of California’s estimates of its financial performance; (iv) changes in general economic conditions; (v) changes in the interest rate environment, including the recent increases in the Board of Governors of the Federal Reserve System benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect Banc of California’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; (vi) the impacts of continuing inflation; (vii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of Banc of California’s underwriting practices and the risk of fraud; (viii) fluctuations in the demand for loans; (ix) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund Banc of California’s activities particularly in a rising or high interest rate environment; (x) the rapid withdrawal of a significant amount of deposits over a short period of time; (xi) results of examinations by regulatory authorities of Banc of California and the possibility that any such regulatory authority may, among other things, limit Banc of California’s business activities, restrict Banc of California’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase Banc of California’s allowance for credit losses, result in write-downs of asset values, restrict Banc of California’s ability or that of Banc of California’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xii) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xiii) changes in the markets in which Banc of California competes, including with respect to the competitive landscape, technology evolution or regulatory changes; (xiv) changes in consumer spending, borrowing and saving habits; (xv) slowdowns in securities trading or shifting demand for security trading products; (xvi) the impact of natural disasters or health epidemics; (xvii) legislative or regulatory changes; (xviii) impact of operating in a highly competitive industry; (xix) reliance on third party service providers; (xx) competition in retaining key employees; (xxi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxii) changes to accounting principles and guidelines; (xxiii) litigation that may be instituted against Banc of California or its directors and officers, including the effects of any outcomes related thereto; (xxiv) volatility in the trading price of Banc of California’s securities; and (xxv) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Banc of California’s Annual Report on Form 10-K for the year ended December 31, 2022, and other documents filed by Banc of California from time to time with the SEC. These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that Banc of California does not presently know or that Banc of California currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Banc of California’s expectations, plans or forecasts of future events and views as of the date of this press release. Banc of California anticipates that subsequent events and developments will cause Banc of California’s assessments to change. While Banc of California may elect to update these forward-looking statements at some point in the future, Banc of California specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Banc of California’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Banc of California does not give any assurance that Banc of California will achieve the results or other matters set forth in the forward-looking statements.

Investor Relations Inquiries:

Banc of California, Inc.
(855) 361-2262
Jared Wolff, (949) 385-8700
Joe Kauder, (310) 844-5224
William Black (919) 597-7466

Media Contacts:

Debora Vrana, Banc of California
(213) 999-4141
Debora.Vrana@bancofcal.com